UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

             Date of Report:  November 27, 2002
    (Date of Earliest Event Reported:  November 26, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        -------------
On November 26, 2002, we responded to a ratings action by Moody's Investors Service and reiterated our strong liquidity position. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information
        and Exhibits
        ----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number                Description
                -------                ------------
                  99.1     Press Release dated November 26, 2002.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION


                              By: /s/ Jeffrey I. Beason
                                 ------------------------
                                   Jeffrey I. Beason
                          Senior Vice President and Controller
                             (Principal Accounting Officer)

Dated:   November 27, 2002

                        EXHIBIT INDEX

     Exhibit
      Number                Description
     -------                ------------

       99.1     Press Release dated November 26, 2002.